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                                                                     Exhibit 1.1




                      [PRINCIPAL AMOUNT OR NUMBER OF ADSS]

                                    TAM S.A.

                           AMERICAN DEPOSITARY SHARES,

                     EACH REPRESENTING ONE PREFERRED SHARE

                        UNDERWRITING AND AGENCY AGREEMENT

                                                             _____________, 2006

TAM S.A.

Avenida Jurandir, 856, Lote 4, 1 o andar

04072-000, Sao Paulo, SP
Brazil

AEROSYSTEM S.A. EMPREENDIMENTOS E PARTICIPACOES

Rua Monsenhor Antonio Pepe no. 331

Sao Paulo, SP
Brazil


BRASIL PRIVATE EQUITY FUNDO DE INVESTIMENTO EM PARTICIPACOES
c/o Credit Suisse (Brasil) Distribuidora de Titulos e Valores Mobiliarios S.A. Avenida Brigadeiro Faria Lima, 3064,13 o andar
Sao Paulo, SP
Brazil


BRAZILIAN EQUITY INVESTMENTS III LLC
BRAZILIAN EQUITY LLC
LATIN AMERICA CAPITAL PARTNERS II LLC
LATIN AMERICA CAPITAL PARTNERS PIV LLC
c/o.: Bassini Playfair Wright LLC
Rua Leopoldo Couto de Magalhaes Junior, 758, Conjunto 51
Sao Paulo, SP
Brazil

THE OTHER SELLING STOCKHOLDERS NAMED IN SCHEDULE B HERETO
Sao Paulo, SP
Brazil

Dear Sirs:

          1. Introductory. TAM S.A. ("COMPANY"), a sociedade por acoes incorporated under the laws of the Federative Republic of Brazil ("BRAZIL"), proposes to issue and sell to the several international underwriters named in Schedule A hereto ("INTERNATIONAL UNDERWRITERS"), and certain stockholders of the Company ("SELLING STOCKHOLDERS") named in Schedule B hereto severally propose to sell to the several International Underwriters, an aggregate of [_____] preferred shares (acoes preferenciais) of the Company ("FIRM UNDERLYING SHARES"), all of which may be deposited pursuant to a custody agreement ("CUSTODY AGREEMENT"), to be dated as of [_____], to be entered into among the Company, the Selling Stockholders, [_____], as depositary ("DEPOSITARY"), and, [_____], as custodian ("CUSTODIAN"), and delivered in the form of American Depositary Shares at the Representatives' (as defined below) election as hereinafter provided ("FIRM ADSS"). The Firm Underlying Shares and the Firm ADSs are hereinafter together referred to as "FIRM INTERNATIONAL SECURITIES." [_____] Firm International Securities are to be issued and sold by the Company and [_____] Firm International Securities are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule B hereto. Pactual


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Capital Corporation ("PACTUAL") and Credit Suisse Securities (USA) LLC ("CREDIT
SUISSE") shall act as representatives ("REPRESENTATIVES") of the several International Underwriters.

     The Company also proposes to issue and sell to the several International Underwriters not more than an additional [_____] preferred shares ("OPTIONAL UNDERLYING SHARES" and, together with the Firm Underlying Shares, the "UNDERLYING SHARES") if and to the extent that the Representatives shall have determined to exercise, on behalf of the International Underwriters, the right to purchase such Optional Underlying Shares granted to the International Underwriters in Section 3 hereof. All of the Optional Underlying Shares may be deposited pursuant to the Custody Agreement referred to herein and delivered in the form of American Depositary Shares at the International Underwriters' election as hereinafter provided ("OPTIONAL ADSS"). The Optional Underlying Shares and the Optional ADSs are hereinafter together referred to as "OPTIONAL INTERNATIONAL SECURITIES." The Firm International Securities and the Optional International Securities are hereinafter together referred to as "INTERNATIONAL SECURITIES." The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as "SELLERS."

     In addition to the Securities subject to this agreement ("AGREEMENT"), [_____] preferred shares (acoes preferenciais) ("BRAZILIAN FIRM SHARES") will be sold to the underwriters ("BRAZILIAN UNDERWRITERS" and, together with the International Underwriters, the "UNDERWRITERS") set forth in the Schedule [_____] to the underwriting agreement dated as of the date hereof, among the Company, Companhia Brasileira de Liquidacao e Custodia, the Selling Stockholders and the Brazilian Underwriters in connection with the offering and sale of the Brazilian Firm Shares in Brazil ("BRAZILIAN UNDERWRITING AGREEMENT"). The Company [and the Selling Stockholders] also propose to issue and sell to the several Brazilian Underwriters not more than an additional [_____] preferred shares ("OPTIONAL BRAZILIAN SHARES"), if and to the extent that the Brazilian Underwriters shall have determined to exercise the right to purchase such Optional Brazilian Shares granted to the Brazilian Underwriters in the Brazilian Underwriting Agreement. The Firm Brazilian Shares and the Optional Brazilian Shares are hereinafter together referred to as "BRAZILIAN SECURITIES." The Company understands that the Brazilian Underwriters have appointed as their agents for the placement of Brazilian Securities outside Brazil, the several agents named in Schedule A hereto ("AGENTS"). The Company further understands that the Agents propose to make an offering of the Brazilian Securities, as soon as the Agents deem advisable after this Agreement has been executed and delivered, to persons outside Brazil pursuant to the Registration Statement (as defined below).

     The Firm Underlying Shares, the Firm Brazilian Shares, the Optional Underlying Shares and the Optional Brazilian Shares are hereinafter collectively referred to as "SHARES." The Firm ADSs and the Optional ADSs are hereinafter collectively referred to as the "ADSS" and the Shares and the ADSs are hereinafter collectively referred to as "SECURITIES." The preferred shares of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as "PREFERRED SHARES."

     Each ADS will represent one Share. The ADSs purchased by the International Underwriters will be evidenced by American Depositary Receipts ("ADRS") to be issued pursuant to a Deposit Agreement ("DEPOSIT AGREEMENT"), to be dated as of the Closing Date (as defined below), to be entered into among the Company, the Depositary, and all holders and beneficial owners from time to time of the ADRs.

     The ADSs will be sold pursuant to the Prospectus (as defined below), and the Brazilian Securities will be sold pursuant to a registration statement, including a prospectus ("BRAZILIAN PROSPECTUS"), filed with and approved by the Brazilian Securities Commission (Comissao de Valores Mobiliarios) ("CVM"), with respect to the offer and sale of the Brazilian Securities ("BRAZILIAN REGISTRATION STATEMENT").

     The International Underwriters and the Brazilian Underwriters simultaneously are entering into an agreement between their respective syndicates ("INTERSYNDICATE AGREEMENT"), which provides for, among other things, the transfer of Securities between the two syndicates.

     The Company and the Selling Stockholders hereby agree with the International Underwriters as follows:

     2. Representations and Warranties of the Company and the Selling Stockholders.


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     (a) On the date of this Agreement and on each Closing Date (as defined below), the Company represents and warrants to, and agrees with, the International Underwriters and the Agents that:

          (i) A registration statement (No. [____]) relating to the International Securities, including a form of prospectus, has been filed with the U.S. Securities and Exchange Commission ("COMMISSION") and either
     (a) has been declared effective under the Securities Act of 1933, as amended ("ACT"), and is not proposed to be amended or (b) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (a) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the International Securities may have been filed with the Commission pursuant to Rule 462(b) under the Act ("RULE 462(B)") and, if so filed, has become effective upon filing pursuant to such Rule, and the offer and sale of all International Securities have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (b) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule, and upon such filing the offer and sale of all International Securities will have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) under the Act ("RULE 462(C)") or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement and, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (a) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (b) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) under the Act ("RULE 430A(B)"), is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein collectively referred to as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". "REGISTRATION STATEMENT" without reference to a time means the Registration Statement as of its Effective Time. "REGISTRATION STATEMENT" as of any time means the initial registration statement and any additional registration statement in the form then filed with the Commission, including any amendment thereto and any prospectus deemed or retroactively deemed to be a part thereof that has not been superseded or modified. For purposes of the previous sentence, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Registration Statement as of the time specified in Rule 430A. "STATUTORY PROSPECTUS" as of any time means the


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     prospectus included in the Registration Statement immediately prior to that time, including any prospectus deemed to be a part thereof that has not been superseded or modified. For purposes of the preceding sentence, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule
     424(b) ("RULE 424(B)") under the Act. "PROSPECTUS" means the Statutory Prospectus that discloses the public offering price and other final terms of the International Securities and otherwise satisfies Section 10(a) of the Act. "ISSUER FREE WRITING PROSPECTUS" means any "ISSUER FREE WRITING PROSPECTUS," as defined in Rule 433, relating to the International Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g). "GENERAL USE ISSUER FREE WRITING PROSPECTUS" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C hereto. "LIMITED USE ISSUER FREE WRITING
     PROSPECTUS" means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus. "APPLICABLE TIME" means :00 [a/p]m (Eastern time) on the date of this Agreement. No stop order suspending the effectiveness of any Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement (a) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not (with respect to the Prospectus, in light of the circumstances under which they were made) misleading, (b) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not (with respect to the Prospectus, in light of the circumstances under which they were made) misleading and (c) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not (with respect to the Prospectus, in light of the circumstances under which they were made) misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any International Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.

          (iii) (a) A registration statement (No. [___]) in respect of the ADSs on Form F-6 has been filed with the Commission and has become effective pursuant to the Rules and Regulations (such registration statement, including all exhibits thereto, at the time it became effective, being hereinafter referred to as the "ADS REGISTRATION STATEMENT"), (b) no stop order suspending the effectiveness of the ADS Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission, (c) the ADS Registration Statement complies and, as amended or


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     supplemented, if applicable, will comply in all material respects with the
     Act and the applicable Rules and Regulations, and (d) the ADS Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          (iv) (a) At the time of filing the Registration Statement and (b) at the date of this Agreement, the Company was not and is not an "ineligible issuer," as defined in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), including
     (A) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (B) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not having been the subject of a proceeding under Section 8A of the Act in connection with the offering of the International Securities, all as described in Rule 405.

          (v) As of the Applicable Time, neither (a) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the General Disclosure Package (as defined below), the Statutory Prospectus, the price to the public on the cover page of the Prospectus, all considered together (collectively, the "GENERAL DISCLOSURE PACKAGE"), nor (b) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any International Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in
     Section 8(c) hereof.

          (vi) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the International Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that is materially different from the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus contains information that is materially different from the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (a) the Company has promptly notified or will promptly notify the Representatives and (b) the Company has promptly amended or supplemented or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any International Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in Section 8(c) hereof.

          (vii) The Company has been duly incorporated and is validly existing as a sociedade anonima under the laws of Brazil, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the General Disclosure Package and in each Statutory Prospectus.


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          (viii) TAM Linhas Aereas S.A., Transportes Aereos del Mercosur S.A.
     and Fidelidade Viagens e Turismo Ltda. (each a "SUBSIDIARY" and, collectively, "SUBSIDIARIES") are all of the Company's subsidiaries, as such term is defined in the Act.

          (ix) The Company is duly qualified to do business in Brazil and as a foreign corporation in each other jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. For the purposes of this Agreement, the term "MATERIAL ADVERSE EFFECT" means (a) any material adverse effect on the condition (financial or otherwise), business, properties, results of operations or prospects of the Company and the Subsidiaries, taken as a whole or, when applicable, on any of the Selling Stockholders, and (b) any material adverse effect on the ability of the Company or, when applicable, any of the Selling Stockholders, to perform its obligations under this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement or the Custody Agreement.

          (x) All of the Company's Subsidiaries are listed in the General Disclosure Package and in each Statutory Prospectus; complete and correct copies of the certificates of incorporation and by-laws (or other comparable constituent documents) of the Company and the Subsidiaries and all amendments thereto have been delivered to the International Underwriters, and no changes therein will be made subsequent to the date hereof; each Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and in each Statutory Prospectus; each Subsidiary is duly qualified to do business in Brazil and as a foreign corporation in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries held by the Company have been duly authorized and validly issued, are fully paid and are owned by the Company free and clear of any security interest, other encumbrance or adverse claim; no options, warrants or other rights to purchase, agreements or other obligations to issue or rights to convert any securities for shares of capital stock of or ownership interests in the Company or any of the Subsidiaries are outstanding.

          (xi) The Shares and all other issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and non-assessable, issued in compliance with all applicable Brazilian laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; and the stockholders of the Company have no preemptive rights with respect to the Shares.

          (xii) The Company and each of the Subsidiaries are in compliance with the laws, orders, rules, regulations and directives issued or administered by Brazil or any other jurisdiction in which the Company or any of the Subsidiaries owns or leases property or conducts business, except where the failure to so comply would not have a Material Adverse Effect.

          (xiii) (a) Neither the Company nor any of the Subsidiaries is in violation or breach of or default under (nor has any event occurred which with notice, lapse of time or both would result in any violation or breach of or default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) and
     (b) neither the execution, delivery and performance of this Agreement nor the issue and sale of the Securities or the consummation of the transactions contemplated herein or in the Brazilian Underwriting Agreement will conflict with or result in any violation, breach of or result in a default under (nor constitute any event which with notice, lapse of time, or both would result in a conflict with, violation or breach of or default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under): (x) the Estatuto Social, Contrato Social or equivalent charter documents of the Company or any of the Subsidiaries, (y) the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, except where such


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     a violation, breach or default would not have a Material Adverse Effect or
     (z) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries.

          (xiv) The capital stock of the Company, including the Securities, conforms in all material respects to the description thereof contained in the General Disclosure Package and in each Statutory Prospectus and the holders of the Securities will not be subject to personal liability by reason of being such holders.

          (xv) The Preferred Shares are listed and traded on the Nivel 2 segment of the Bolsa de Valores do Estado de Sao Paulo ("BOVESPA"), and the Company has not received any notice of any proceedings relating to the delisting of the Preferred Shares from BOVESPA. The Company has applied to list the ADSs on the New York Stock Exchange ("NYSE").

          (xvi) Each of this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement has been duly authorized, executed and delivered by the Company; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement, except (a) such as may be required by the securities or Blue Sky laws of the States of the United States or securities laws of other jurisdictions in connection with the placement, offer and sale of the Securities, (b) such as may be required from the Brazilian Central Bank (Banco Central do Brasil) ("CENTRAL BANK") and the CVM relating to the Deposit Agreement, (c) from the CVM relating to the offering of the Brazilian Securities in Brazil ("BRAZILIAN OFFERING") and the offering of the Securities as provided for in this Agreement and in the Brazilian Underwriting Agreement, (d) from the Central Bank and the CVM relating to the payment of the fees, commissions and expenses contemplated by this Agreement and the Deposit Agreement under Annex V to Resolution No. 1,289 of March 20, 1987, as amended, ("ANNEX V") of the Conselho Monetario Nacional ("CMN"), and (e) such as may be required by the Brazilian Aviation Department (Departamento de Aviacao Civil) ("DAC"), all of which have been obtained or will be duly obtained (except for those described in clause (a) and in clause (d), specifically with respect to any payment outside Brazil pursuant to Section 8 hereof) prior to the Closing Date (as defined below).

          (xvii) This Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement are in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against the Company, provided that to ensure the legality, validity, enforcement or admissibility into evidence of this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement, it is not necessary that they be filed or recorded with any court or other authority in Brazil or that any tax or fee be paid in Brazil on or in respect of this Agreement, the Deposit Agreement, the Custody Agreement or any other document, other than court costs, including (without limitation) filing fees and except that (a) the signatures of the parties thereto shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public shall have been legalized by a Brazilian Consulate, and (b) this Agreement, the Custody Agreement and the Deposit Agreement shall have been translated into Portuguese by a sworn translator and registered with the competent Registry of Titles and Deeds in Brazil.

          (xviii) (a) No person has the right, contractual or otherwise, to cause the Company to issue any shares of any capital stock or other equity interests of the Company or to sell the Securities, other than those set forth in the Estatuto Social and in the Company's Shareholders' Agreement dated November 27, 1997, as amended on November 20, 2002 and on May 16, 2005 ("COMPANY'S SHAREHOLDERS' AGREEMENT"), and those that have been expressly waived or cancelled under Brazilian law prior to the date hereof,
     (b) no person has any preemptive rights, resale rights, co-sale rights, rights of first refusal or other rights to purchase any shares of any capital stock or other equity interests of the Company, including the Securities, other than those set forth in the Estatuto Social and in the Company's Shareholders' Agreement, and those that have been expressly waived or cancelled under Brazilian law prior to the date hereof, (c) no person other than the International Underwriters and the Brazilian Underwriters has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities, and (d) no person has the right, contractual or otherwise, to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities within the Securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (xix) Pricewaterhouse Coopers Auditores Independentes, whose reports on the consolidated financial statements of the Company and the Subsidiaries are included in the General Disclosure Package and in each Statutory Prospectus as part of such General Disclosure Package and Statutory Prospectus, and KPMG Auditores Independentes, are independent public accountants with respect to the Company.

          (xx) Except as disclosed in the General Disclosure Package and in any Statutory Prospectus, each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, except where failure to obtain such authorizations would not have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not have a Material Adverse Effect.

          (xxi) The financial statements included in the General Disclosure Package, in any Statutory Prospectus and in each Registration Statement, together with the related notes and schedules, present fairly the financial position of the Company and the Subsidiaries as of the dates specified and their results of operations and statements of changes in financial position, changes in shareholders' equity and changes in cash flows of the Company and the Subsidiaries for the periods specified; such financial statements have been prepared in conformity with the Brazilian generally accepted accounting principles applied on a consistent basis during the periods involved ("Brazilian GAAP"), and include a reconciliation to United States generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis during the period involved; the selected financial and operational information and the summary financial and operational information included in the General Disclosure Package, in each Statutory Prospectus and in each Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with that of the Company's audited financial statements included in the General Disclosure Package, in each Statutory Prospectus and in each Registration Statement; any market and statistical information provided in the General Disclosure Package, in each Statutory Prospectus and in each Registration Statement is based on or furnished by sources that the Company deems to be reasonably reliable and the Company has obtained the written consent to the use of such data from such sources to the extent required; other financial and statistical information provided in the General Disclosure Package, in each Statutory Prospectus and in each Registration Statement is correct and was fairly prepared on a basis consistent with the financial statements and books and records of each of the Company and the Subsidiaries; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including off-balance sheet), except as otherwise disclosed in the General Disclosure Package, in each Statutory Prospectus and in each Registration Statement.

          (xxii) Since the date of the most recent General Disclosure Package or any Statutory Prospectus, there has not been: (a) any change or development that would cause a Material Adverse Effect, (b) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or the Subsidiaries, (c) any change in the capital stock or a material increase in the outstanding indebtedness of the Company or the Subsidiaries, or (d) any dividend, interest on shareholders' equity or distribution of any kind declared, paid or made on the capital stock of the Company.

          (xxiii) Since the date of the audited financial statements included in the General Disclosure Package or in any Statutory Prospectus, neither the Company nor any of the Subsidiaries suffered any material loss or interference in its business as a result of (a) fire, explosion, flood, or any other calamity, whether covered by insurance or not, or (b) any material labor loss or lawsuit, order or decree.

          (xxiv) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the U.S. Investment Company Act of 1940, as amended ("INVESTMENT COMPANY ACT") or a "passive foreign investment company" or a "controlled foreign corporation" as such terms are defined in the United States Internal Revenue Code.

          (xxv) Except as disclosed in the General Disclosure Package and in each Statutory Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened or, to the Company's knowledge after due inquiry, contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated in this Agreement, the Custody Agreement, the Deposit Agreement or the Brazilian Underwriting Agreement. The General Disclosure Package does not contain any description of the foregoing matters that is materially different from those contained in the Prospectus.

          (xxvi) Except as disclosed in the General Disclosure Package and in each Statutory Prospectus, each of the Company and the Subsidiaries owns or leases all of its properties as described in the General Disclosure Package and Statutory Prospectus and necessary to the conduct of its operations as currently conducted free and clear of any liens, charges, claims, security interests or other encumbrances, other than encumbrances that do not and will not have any Material Adverse Effect; all the rent and leasing agreements to which the Company or any of the Subsidiaries is party are valid and in full force and effect, except where the failure to be so would not have a Material Adverse Effect; and any real property, buildings, aircraft, aircraft engines and other material personal property held under lease by each of the Company and the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect or would not interfere with the use made and proposed to be made of such property and buildings by the Company or the Subsidiaries, as the case may be, in each case except as described in the General Disclosure Package and Statutory Prospectus.

          (xxvii) Neither the Company nor any of the Subsidiaries is engaged in any illegal labor practice, except for matters that would not, individually or in the aggregate, have a Material Adverse Effect. There is (a) no illegal labor practice complaint pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the Subsidiaries, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (b) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the Subsidiaries, and (c) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries. To the Company's knowledge after due inquiry, (a) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries, and (b) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws concerning the employees of the Company or any of the Subsidiaries.

          (xxviii) Except as disclosed in the General Disclosure Package and in each Statutory Prospectus, each of the Company and the Subsidiaries has filed or caused to be filed all tax returns that are required to be filed or has requested extensions thereof, and has paid all taxes required to be paid by it, and any other assessment, fine or penalty levied against it by any governmental authority to the extent that any of the foregoing is due and payable (other than that the amount or validity of which is currently being contested in good faith and for which adequate reserves have been provided).

          (xxix) There is no tax, duty, levy, impost, deduction, charge or withholding imposed by Brazil or any political subdivision thereof or taxing authority therein either (a) on or by virtue of the Company's execution, delivery, performance or enforcement of this Agreement, the Custody Agreement, the Deposit Agreement and the Brazilian Underwriting Agreement or of any other document to be furnished hereunder or thereunder, or (b) on any payment to be made pursuant to this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement, except for the Temporary Contribution on Financial Transaction (Contribuicao Provisoria sobre Movimentacao ou Transmissao de Valores e de Creditos e Direitos de Natureza Financeira - CPMF), withholding income tax, economic domain intervention contribution - CIDE, Programa de Integracao Social - PIS and Contribuicao para Financiamento da Seguridade Social -COFINS and Imposto sobre Servicos de Qualquer Natureza - ISS, as applicable. Under current and, to the knowledge of the Company, proposed or pending Brazilian laws and regulations, all dividends (excluding juros sobre capital proprio), either in cash or any other form, paid on the Securities are not subject to any Brazilian withholding or other tax, except as otherwise described in the General Disclosure Package and in each Statutory Prospectus.

          (xxx) Except as disclosed in the General Disclosure Package and in each Statutory Prospectus, the Company and the Subsidiaries maintain insurance covering its properties, operations, personnel and business by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and in the geographical regions in which they are engaged, and the Company has no reason to believe that it or any of the Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires, or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

          (xxxi) Except as disclosed in the General Disclosure Package and in each Statutory Prospectus or as would not have a Material Adverse Effect, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company; restrictions on transferring any Subsidiary's property or assets to the Company or any other Subsidiary of the Company pursuant to the agreements governing the grants to the Subsidiaries are accurately described in the General Disclosure Package and in each Statutory Prospectus in all material respects.

          (xxxii) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific written authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in accordance with Brazilian GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, except where the failure so to maintain a system of internal accounting controls would not have a Material Adverse Effect.

          (xxxiii) Except as disclosed in the General Disclosure Package and in each Statutory Prospectus, the Company and the Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, know-how and other intellectual property necessary for the conduct of the Company's businesses as now conducted or as described in the General Disclosure Package and in each Statutory Prospectus to be conducted by it, and neither the Company nor any of the Subsidiaries has received any notice of infringement or of conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or funding, could reasonably be expected to result in any Material Adverse Effect.

          (xxxiv) Except as disclosed in the General Disclosure Package and in any Statutory Prospectus, the Company and the Subsidiaries (a) are in compliance with any and all applicable Brazilian federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (b) have received and are in compliance with all permits, licenses or other approvals required of them under the applicable Environmental Laws to conduct their respective businesses, and (c) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with

     Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect.

          (xxxv) In the ordinary course of its business, the Company reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries; on the basis of such review, the Company is not aware of any associated costs and liabilities that could, singly or in the aggregate, have a Material Adverse Effect.

          (xxxvi) Neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation.

          (xxxvii) There is no extension of credit in the form of any personal loan made, directly or indirectly, by the Company or any Subsidiary to any director or executive officer of the Company or any Subsidiary, or its material contracts, including to any family member or affiliate of any director or executive officer of the Company or any Subsidiary.

          (xxxviii) Except as disclosed in the General Disclosure Package and in any Statutory Prospectus, the Company has neither sent or threatened to send, nor received or is threatened to receive, any notification regarding the termination or not renewal of any of the contracts described in the General Disclosure Package and in each Statutory Prospectus, except for the cases where there is no Material Adverse Effect.

          (xxxix) The Company has the power to submit, and pursuant to Section 17 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any state court of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, and has the power to designate, appoint and empower, and pursuant to Section 17 of this Agreement, has legally, validly and effectively designated, appointed and empowered National Corporate Research Limited for service of process in any suit or proceeding based on or arising under this Agreement in any state court of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York.

          (xl) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the applicable Rules and Regulations.

          (xli) The Securities are not subject to any restrictions on transfer pursuant to the Company's by-laws, Brazilian law or any agreement or other instrument to which the Company is a party that have not been effectively waived.

          (xlii) The Deposit Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company, and, assuming the Depositary has satisfied those legal requirements that are applicable to it to the extent necessary to make the Deposit Agreement enforceable against it, will constitute a valid, binding and enforceable agreement of the Company, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally and the application of general equitable principles, and, assuming the accuracy and compliance with the representations, warranties and covenants made by the Selling Stockholders herein, upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Underlying Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in each Statutory Prospectus.

          (xliii) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against either the Company or any International Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (xliv) Except as disclosed in the General Disclosure Package and in each Statutory Prospectus, under current, and to the best of the Company's knowledge, pending or proposed, laws and regulations of Brazil and any political subdivision thereof, all dividends and other distributions declared and payable on the Securities, including those in the form of ADSs, may be paid by the Company to the holder thereof in reais, so long as the ADR program remains registered with the Central Bank and the CVM pursuant to Annex V of the CMN, which may be converted into foreign currency and freely transferred out of Brazil.

          (xlv) Neither the Company nor the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected, to cause or result in, under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT") or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. To the extent that information is required to be publicly disclosed under the UK Financial Services Authority's Price Stabilising Rules (the "STABILIZING RULES") before stabilizing transactions can be undertaken in compliance with the safe harbor provided under such Stabilizing Rules, such information has been adequately publicly disclosed (within the meaning of the Stabilizing Rules).

          (xlvi) The Company has consented to the deposit of the Underlying Shares by the Selling Stockholders with the Custodian and the issuance by the Depositary of the ADRs evidencing the ADSs to be delivered by the Selling Stockholders, acting through the Company in connection with the Deposit Agreement, to the International Underwriters on the Closing Date.

          (xlvii) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

          (xlviii) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to provide reasonable assurance that material information relating to the Company and the Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

          (xlix) The Company is a "foreign private issuer," as defined in Rule 405.

          (l) The Company has executed and delivered to the Representatives prior to the printing of the preliminary prospectus (red herring), and has caused each of its directors (membros do Conselho de Administracao) and executive officers (diretores), other than the Selling Stockholders, and each of TAM - Empreendimentos e Participacoes S.A. and Agropecuaria Nova Fronteira Ltda., to execute and deliver to the Representatives, prior to the printing of the preliminary prospectus (red herring), a Lock-up Agreement substantially in the form set forth in Schedule D hereto.

          (li) Except as described in the in the General Disclosure Package, the Company has not sold, issued or distributed any Preferred Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act.

          (lii) As of the date hereof, the Company and each of the Subsidiaries, as well as the directors and officers of the Company, are each in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 in effect and as applicable to each such person as of the date hereof and the Rules and Regulations and the NYSE promulgated thereunder as of the date hereof.

     In addition, any certificate, designated as such, signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

     (b) One the date of this Agreement and on each Closing Date (as defined below), each Selling Stockholder severally, and not jointly, represents and warrants to, and agrees with, the International Underwriters that:

          (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Securities on each Closing Date hereunder the several International Underwriters and the purchasers of ADSs placed by the Agents will acquire valid right, title and interest in such Securities, to be delivered free and clear of all liens, encumbrances, security interests, claims of first refusal, tag along or similar rights by such Selling Stockholder on such Closing Date.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (a) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statement therein not misleading, and (c) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any International Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.

          (iii) There are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against either such Selling Stockholder or any International Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (iv) Such Selling Stockholder has been duly incorporated and is validly existing in accordance with the laws of the jurisdiction of its incorporation, in each case with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business, except where the absence of such authorization to own or lease or operate its properties and conduct its business has no Material

     Adverse Effect, as well as to execute and deliver this Agreement, the Custody Agreement and the Brazilian Underwriting Agreement and to sell and deliver the Securities as contemplated herein and therein.

          (v) Neither the execution, delivery and performance of this Agreement nor the sale of the Securities or the consummation of the transactions contemplated herein or in the Brazilian Underwriting Agreement will conflict with or result in any violation, breach of or result in a default under (nor constitute any event which with notice, lapse of time, or both would result in a conflict with, violation or breach of or default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (x) the charter or by-laws of such Selling Stockholder or any of its subsidiaries, (y) the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which such Selling Stockholder or any of its subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected or (z) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to such Selling Stockholder or any of its subsidiaries.

          (vi) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 2(a) of this Agreement are not true and correct, is familiar with the General Disclosure Package, the Registration Statement and the Statutory Prospectuses and has no knowledge of any material fact, condition or information not disclosed in the General Disclosure Package, the Registration Statement or the Statutory Prospectuses that has had, or may have, a material adverse effect on the Company.

          (vii) The sale of such Selling Stockholder's Securities pursuant to this Agreement and the Brazilian Underwriting Agreement is not prompted by any material non-public information concerning the Company that is not set forth in the General Disclosure Package and in any Statutory Prospectus or any amendment or supplement thereto.

          (viii) Each of this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement has been duly authorized, executed and delivered by such Selling Stockholder; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement, except (a) such as may be required by the securities or Blue Sky laws of the States of the United States or securities laws of other jurisdictions in connection with the placement, offer and sale of the Securities, (b) such as may be required from the Central Bank and the CVM relating to the Deposit Agreement (c) from the CVM relating to the Brazilian Offering and the offering of the Securities as provided for in this Agreement and in the Brazilian Underwriting Agreement, (d) from the Central Bank and the CVM relating to the payment of the fees, commissions and expenses contemplated by this Agreement and the Deposit Agreement under Annex V, and (e) such as may be required by the DAC, all of which have been obtained or will be duly obtained (except for those described in clause (a) and in clause (d), specifically with respect to any payment outside Brazil pursuant to Section 8 hereof) prior to the Closing Date (as defined below).

          (ix) This Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement are in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against such Selling Stockholder, provided that to ensure the legality, validity, enforcement or admissibility into evidence of this Agreement, the Deposit Agreement and the Custody Agreement in Brazil, it is not necessary that they be filed or recorded with any court or other authority in Brazil or that any tax or fee be paid in Brazil on or in respect of this Agreement, the Deposit Agreement, the Custody Agreement or any other document, other than court costs, including (without limitation) filing fees and except that (a) the signatures of the parties thereto shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public shall have been legalized by a Brazilian Consulate, and (b) this Agreement, the Deposit Agreement and the Custody Agreement shall have been translated into Portuguese by a sworn translator and registered with the competent Registry of Titles and Deeds in Brazil.

          (x) No person has the right, contractual or otherwise, to cause such Selling Stockholder to sell any shares of any capital stock or other equity interests of the Company or to sell the Securities, other than those set forth in the Company's Shareholders' Agreement, and those that have been expressly waived or cancelled under Brazilian law prior to the date hereof,
     (b) no person has any preemptive rights, resale rights, co-sale rights, rights of first refusal or other rights to purchase any shares of any capital stock or other equity interests of the Company, including the Securities, other than those set forth in the Company's Shareholders' Agreement, and those that have been expressly waived or cancelled under Brazilian law prior to the date hereof, and (c) no person other than the International Underwriters and the Brazilian Underwriters has the right to act as an underwriter or as a financial advisor to such Selling Stockholder in connection with the offer and sale of the Securities.

          (xi) There are no actions, suits, claims, investigations or proceedings pending or threatened or, to such Selling Stockholder's knowledge after due inquiry, contemplated to which such Selling Stockholder or any of its subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency seeking to prevent consummation of the transactions contemplated in this Agreement or the Brazilian Underwriting Agreement or performance by such Selling Stockholder of its obligations hereunder or thereunder.

          (xii) Such Selling Stockholder has the power to submit, and pursuant to Section 17 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any state court of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, and, in addition, each of [Noemy Almeida Oliveira Amaro, Maria Claudia Oliveira Amaro Demenato, Mauricio Rolim Amaro, Marcos Adolfo Tadeu Senamo Amaro, Joao Francisco Amaro,] Aerosystem S.A. Empreendimentos e Participacoes and Brasil Private Equity Fundo de Investimento em Participacoes has the power to designate, appoint and empower, and pursuant to Section 17 of this Agreement, has legally, validly and effectively designated, appointed and empowered National Corporate Research Ltd. for service of process in any suit or proceeding based on or arising under this Agreement in any state court of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York.

          (xiii) Neither such Selling Stockholder nor any of its directors, officers, affiliates or controlling persons (other than the Underwriters, as to which the Selling Stockholder makes no representation) has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected, to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. To the extent that information is required to be publicly disclosed under the Stabilizing Rules before stabilizing transactions can be undertaken in compliance with the safe harbor provided under such Stabilizing Rules, such information has been adequately publicly disclosed (within the meaning of the Stabilizing Rules).

          (xiv) Such Selling Stockholder has deposited, or will deposit on or prior to the Closing Date, Underlying Shares with the Custodian against the issuance, by the Depositary, of the ADRs evidencing the ADSs to be sold by it, acting through the Company as provided hereunder, to the International Underwriters and has instructed or will instruct the Depositary to deliver such ADSs to the International Underwriters at the Closing Date.

          (xv) Such Selling Stockholder has executed and delivered to the Representatives prior to the printing of the preliminary prospectus (red herring), a Lock-up Agreement substantially in the form set forth in Schedule D hereto.

          (xvi) Such Selling Stockholder has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any free writing prospectus as defined in Rule 405.

     In addition, any certificate, designated as such, signed by any officer of such Selling Stockholders and delivered to the Underwriters or counsel for the Underwriters in connection with the sale of the Securities shall be deemed to be a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

     3. Placement; Purchase, Sale and Delivery of Securities. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, each Agent agrees that it will place on a best efforts basis the number of Brazilian Securities indicated opposite its name in Schedule B hereto under the caption "Number of Brazilian Securities to be Sold". Nothing in this Agreement shall be interpreted as a commitment by the Agents to purchase any Security.

     On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree, severally and not jointly, to sell to the International Underwriters, and each International Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price of US$ [-] per ADS, that number of Firm International Securities (rounded up or down, as determined by the Representatives in their discretion, in order to avoid fractions) obtained by multiplying the number of Firm International Securities set forth opposite the name of the Company and the Selling Stockholders in Schedule B hereto under the caption "Number of Firm International Securities to be Sold" by a fraction the numerator of which is the number of Firm International Securities set forth opposite the name of such International Underwriter in Schedule A hereto and the denominator of which is the total number of Firm International Securities.

     The Underlying Shares have been placed in custody, under the Custody Agreement made with the Custodian. Each of the Sellers agrees that the Underlying Shares held in custody under such Custody Agreement are subject to the interests of the International Underwriters hereunder, that the arrangements made by the Sellers for such custody are to that extent irrevocable, and that the obligations of the Sellers hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder, liquidation or dissolution of any Seller, or the occurrence of any other event. If any individual Selling Stockholder should die, any Seller should be liquidated or dissolved, or if any other such event should occur before the delivery of the Securities hereunder, ADRs shall be delivered by the Depositary in accordance with the terms and conditions of this Agreement and of the Deposit Agreement as if such death, liquidation or dissolution, or other event had not occurred, regardless of whether or not the Custodian or the Depositary shall have received notice of such death, liquidation or dissolution, or other event.

     The Sellers shall deliver the Firm International Securities to the Representatives for the accounts of the International Underwriters, against payment of the purchase price by wire transfer in immediately available funds to an account with a bank in New York City (or otherwise reasonably acceptable to Representatives) specified by the Sellers to the Representatives, at the office of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006, at 10:00 A.M., New York time, on [date], or at such other time not later than seven full business days thereafter as the Representatives and the Sellers determine, such time being herein referred to as "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the International Securities sold pursuant to the offering. The ADRs evidencing the Firm International Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Representatives request upon reasonable notice prior to the First Closing Date.

     In addition, upon written notice from the Representatives given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, Credit Suisse may purchase all or less than all of the Optional International Securities at the purchase price per ADS to be paid for the Firm International Securities. The Company agrees to sell to Credit Suisse the respective numbers of Optional International Securities obtained by multiplying the number of Optional International Securities specified in such notice by a fraction the numerator of which is the number of Optional International Securities set forth opposite the names of such Selling Stockholders in Schedule B hereto under the caption "Number of Optional International Securities to be Sold" and the denominator of which is the total number of Optional International Securities (subject to adjustment by the Representatives to eliminate fractions). Such Optional International Securities may be purchased by Credit Suisse only for the purpose of covering over-allotments made in connection with the sale of the Firm International Securities. No Optional International Securities shall be sold or delivered unless the Firm International Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional International Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Sellers.

     Each time for the delivery of and payment for the Optional International Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by Credit Suisse but shall be not later than five full business days after written notice of election to purchase Optional International Securities is given. The Company will deliver the Optional International Securities being purchased on each Optional Closing Date to Credit Suisse, against payment of the purchase price in Federal (same day) funds by wire transfer in immediately available funds to the account specified (as aforesaid) by the Company to Credit Suisse, at the above office of Cleary Gottlieb Steen & Hamilton LLP. The ADRs evidencing the Optional International Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names Credit Suisse requests upon reasonable notice prior to such Optional Closing Date.

     As compensation for the International Underwriters' commitments, each Seller will pay to the Representatives for the International Underwriters' proportionate accounts the sum of US$[-] per ADS times the total number of Securities purchased by the International Underwriters from such Seller on each Closing Date. Such payment will be made on each Closing Date with respect to the Securities purchased on such Closing Date.

     4. Offering by Underwriters and Placement by Agents. It is understood that the several International Underwriters propose to offer and the Agents propose to place the Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company and the Selling Stockholders.

     (a) The Company agrees with the several International Underwriters, the Agents and the Selling Stockholders that:

          (i) The Company has filed or will file each Statutory Prospectus pursuant to and in accordance with Rule 424(b)(1) (or, if applicable and consented to by the Representatives, subparagraph (4)) not later than the second business day following the earlier of the date it is first used or the date of this Agreement. The Company has complied and will comply with Rule 433.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, subparagraph (4)) not later than the earlier of (a) the second business day following the execution and delivery of this Agreement or (b) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the International Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any International Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives.

          (iii) The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, each Issuer Free Writing Prospectus, and, so long as a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any International Underwriter or dealer (including in circumstances where such requirement may be satisfied pursuant to Rule 172), the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company [and the Selling Stockholders] will pay the expenses of printing and distributing to the International Underwriters all such documents.

          (iv) The Company will advise the Representatives promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or any Statutory Prospectus and will not effect such amendment or supplementation without the consent of the Representatives; and the Company will also advise the Representatives promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or any Statutory Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (v) If at any time when a prospectus relating to the International Securities is (or but for the exemption in Rule 172 would be required to be) delivered under the Act in connection with sales by any International Underwriter or dealer, any event or development occurs as a result of which either the General Disclosure Package or the Statutory Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances then prevailing or under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend the Statutory Prospectus to comply with the Act, the Company will (i) promptly notify the Representatives of such event or development, (ii) promptly prepare and, if required, file with the Commission, at its own expense, an amendment or supplement or Issuer Free Writing Prospectus which will correct such statement or omission or effect such compliance and (iii) supply any amended or supplemented Statutory Prospectus or any such Issuer Free Writing Prospectus to the Representatives in such quantities as the Representatives may reasonably request. Neither the consent of the Representatives to, nor the delivery by the International Underwriters of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

          (vi) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution; provided that the Company shall not be required to qualify as a foreign corporation or consent to the service of process under the laws of any jurisdiction (except service of process with respect to the offering and sale of the Securities); and provided further that the Company shall bear the expense of such qualifications; and to reasonably promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction, including Brazil, or the initiation or threatening of any proceeding for such purpose.

          (vii) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to the its securityholders and to the Representatives an earnings statement covering a period of at least twelve months beginning after the Effective Date of the initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
     Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

          (viii) The Company shall use its best efforts to maintain the listing of the Preferred Shares on at least the Nivel 2 segment of the BOVESPA, to maintain the registration of the Company with the CVM, as long as it is a publicly held company in Brazil, and to maintain the registration of the ADR program with the CVM and the Central Bank.

          (ix) The Company shall use its best efforts to effect the listing of the ADSs on the NYSE, including the filing with the NYSE of all required documents and notices for non-U.S. companies that have securities that are traded on the NYSE, except as such filing may have been waived by the NYSE.

          (x) The Company shall file any documents or reports with respect to the Securities required to be filed with the CVM and the BOVESPA in the time period required for such filing.

          (xi) The Company shall use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (xii) The Company shall furnish to the holders of the ADSs, directly or through the Depositary, with a copy to the Representatives, (a) after the end of each fiscal year, an annual report (in English) that will include a review of operations and annual audited consolidated financial statements (including consolidated balance sheets, statements of income, statements of change in stockholders' equity and statements of cash flow) with an opinion by an independent accountant and prepared in conformity with Brazilian GAAP including a reconciliation to U.S. GAAP applied on a consistent basis during the period involved; and (b) after the end of each of the first three quarterly periods of each fiscal year, unaudited consolidated financial information prepared in accordance with Brazilian GAAP, including a reconciliation to U.S. GAAP applied on a consistent basis during the period involved, equivalent in substance to the information that would be required to be filed on Form 10-Q, if the Company were required to file quarterly reports on Form 10-Q.

          (xiii) The Company shall publish an earnings release reporting financial results prepared in conformity with Brazilian GAAP and including a reconciliation to U.S. GAAP applied on a consistent basis during the period involved no later than the publishing of an earnings release reporting financial results for the corresponding period prepared in accordance with Brazilian GAAP.

          (xiv) The Company shall not distribute prior to the completion of the distribution of the Securities any offering material in connection with the offer and sale of the Securities outside Brazil other than a Statutory Prospectus.

          (xv) The Company shall furnish to the Representatives upon request (a) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (b) copies of all annual, quarterly and current reports filed with any securities regulatory authority in Brazil, (c) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (d) such other information as the Representatives may reasonably request regarding the business and financial condition of the Company or the Subsidiaries, in each case reasonably promptly after such communications, documents or information becomes available.

          (xvi) Except for the stabilization activities to be carried out by the Underwriters, the Company shall not take, directly or indirectly any action designed to or which has constituted or which could reasonably be expected to cause or result, under Regulation M of the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and not to take or omit to take any action (such as issuing any press release relating to any Securities without the "Stabilization/FDSA legend") which may result in the loss by any stabilizing manager or its agents of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the Financial Services and Markets Act 2000.

     (b) Each Selling Stockholder agrees with the several International Underwriters, the Agents and the Company that:

          (i) Except for the stabilization activities to be carried out by the Underwriters, not to take, directly or indirectly any action designed to or which has constituted or which could reasonably be expected to cause or result, under Regulation M of the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities [, and not to take or omit to take any action (such as issuing any press release relating to any Securities without the "Stabilization/FDSA legend") which may result in the loss by any stabilizing manager or its agents of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the Financial Services and Markets Act 2000].

          (ii) Such Selling Stockholder will advise the Representatives promptly, and if requested by the Representatives, will confirm such advice in writing, so long as delivery of a prospectus relating to the International Securities by an International Underwriter or dealer may be required under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement, any Statutory Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in any Statutory Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto which comes to the attention of such Selling Stockholder.

          (iii) Such Selling Stockholder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Issuer Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the International Securities.

     6. Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each International Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the International Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

     7. Conditions of the Obligations of the International Underwriters. The obligations of the International Underwriters to purchase and pay for the Firm International Securities on the First Closing Date and the Optional International Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of the Company's and Selling Stockholders' officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

     (a) the Registration Statement and the ADS Registration Statement shall have become effective not later than 5:30 p.m. (New York City time) on the date hereof and no stop order suspending the effectiveness of any Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission.

     (b) Subsequent to the execution and delivery of this Agreement and prior to each Closing Date:

          (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act;

          (ii) the representations and warranties of the Company or of the relevant Selling Stockholder, as the case may be, in this Agreement and the Brazilian Underwriting Agreement shall be true and correct on and as of such First Closing Date and, if applicable, at the Optional Closing Date, with the same effect as if made on such First Closing Date or Optional Closing Date, as the case may be, and the Company or the relevant Selling Stockholder, as the case may be, shall have complied will all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement, the Custody Agreement, the Deposit Agreement and the Brazilian Underwriting Agreement at or prior to such First Closing Date and, if applicable, at each Optional Closing Date; and

          (iii) there shall not have occurred (a) any change, or any development or event involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, properties, operations or prospects of the Company or the Subsidiaries from that set forth in the General Disclosure Package and the Prospectus that, in the Representatives' judgment, is material and adverse and that makes it, in the Representatives' judgment, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus and proceed with completion of the public offering or the sale of and payment for the Securities; (b) any change in United States, Brazilian or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market; (c) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or the BOVESPA, or any setting of minimum prices for trading on such exchanges;
     (d) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (e) any banking moratorium declared by United States Federal, New York or Brazilian authorities; (f) any major disruption of settlements of securities or clearance services in the United States or Brazil or (g) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States or Brazil, any declaration of war by the United States or Brazilian Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

     (c) Each of the Company and the Selling Stockholders shall have furnished to the International Underwriters a closing certificate of the Company or of the relevant Selling Stockholder, as the case may be, signed by two authorized officers, dated each First Closing Date and, if applicable, at each Optional Closing Date, in form and substance reasonably acceptable to the Representatives, to the effect set forth in Section 7(a), (b)(i), (ii) and (iii) above, and an incumbency certificate as to the incumbency of the officers of the Company, or of the relevant Selling Stockholder, as the case may be, signing this Agreement on behalf of the Company or of the relevant Selling Stockholder, as the case may be, containing specimen signatures thereof.

     (d) The Representatives shall have received an opinion, dated such Closing Date, of Machado, Meyer, Sendacz e Opice - Advogados, Brazilian counsel to the Company and the Selling Stockholders, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a sociedade anonima (corporation), under the laws of Brazil, with full power and authority to own its properties and conduct its business as described in the General Disclosure Package and the Prospectus; and the Company is duly qualified to do business in each Brazilian jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification;

          (ii) Each of Aerosystem S.A. Empreendimentos e Participacoes and Brasil Private Equity Fundo de Investimento em Participacoes, each a selling stockholder organized under the laws of Brazil (each, a "BRAZILIAN CORPORATE SELLING STOCKHOLDER") has been duly incorporated and is validly existing as a sociedade anonima (corporation) or a fundo de investimento em participacoes, as the case may be, under the laws of Brazil, with full power and authority to own its properties and conduct its business as described in the General Disclosure Package and the Prospectus; and each of the Brazilian selling stockholders is duly qualified to do business in each Brazilian jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification;

          (iii) Each of Noemy Almeida Oliveira Amaro, Maria Claudia Oliveira Amaro Demenato, Mauricio Rolim Amaro, Marcos Adolfo Tadeu Senamo Amaro, Joao Francisco Amaro, each a selling stockholder (each, a "BRAZILIAN INDIVIDUAL SELLING STOCKHOLDER", collectively and together with the Brazilian corporate selling stockholders, the "BRAZILIAN SELLING STOCKHOLDERS"), is a Brazilian citizen and resident, with full power and authority to own its properties and conduct its business as described in the General Disclosure Package and the Prospectus; and each of the Brazilian individual selling stockholders is duly qualified to do business in each Brazilian jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification;

          (iv) Each of TAM Linhas Aereas S.A. and Fidelidade Viagens e Turismo Ltda., each a subsidiary of the Company organized under the laws of Brazil (each, a "BRAZILIAN SUBSIDIARY"), has been duly incorporated and is validly existing as a sociedade anonima (corporation) or a sociedade limitada (limited liability company), as the case may be, under the laws of Brazil, with full power and authority to own its properties and conduct its business as described in the General Disclosure Package and the Prospectus; and each of the Company's Brazilian subsidiaries is duly qualified to do business in each Brazilian jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification;

          (v) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

          (vi) The Securities to be sold by the Company pursuant to the Underwriting Agreements have been duly authorized and, when issued, paid for and delivered in accordance with the terms of the Underwriting Agreements, will be validly issued, fully paid and non-assessable and will be free and clear of all security interests, mortgages, pledges, liens or encumbrances;

          (vii) The Selling Stockholders own, and on the Applicable Time will own, the Securities to be sold by the Selling Stockholders pursuant to the Underwriting Agreements free and clear of all security interests, mortgages, pledges, liens or encumbrances;

          (viii) Except as set forth in the General Disclosure Package and the Prospectus, all of the issued shares or quotas of capital stock of each Brazilian subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and are owned of record by the Company, and, to the knowledge of such counsel, the shares or quotas of capital stock of each Brazilian subsidiary held by the Company are beneficially owned by the Company free and clear of all liens, encumbrances, equities, defects or claims (including preemptive or other rights);

          (ix) To the knowledge of such counsel, except as set forth in the General Disclosure Package and the Prospectus, there are no outstanding warrants or options issued by the Company or any of its Brazilian subsidiaries to purchase any shares of the capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company, and, except as provided in the shareholders' agreements referred to in or otherwise set forth in the General Disclosure Package and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase from the Company or any of its Brazilian subsidiaries, and no restrictions upon the voting or transfer of, any shares of capital stock of the Company (including, without limitation, the Underlying Shares) pursuant to the Company's by-laws, any Brazilian law or any rule, regulation or order of any Brazilian governmental agency or body or court, or any agreement or other instrument to which the Company or any of its Brazilian Significant Subsidiaries is a party or by which it is bound;

          (x) This Agreement, the Brazilian Underwriting Agreement and the Custody Agreement have been duly authorized, executed and delivered by the Company and the Selling Stockholders and, assuming due authorization, execution and delivery of this Agreement, the Brazilian Underwriting Agreement and the Custody Agreement by the other parties hereto and thereto, each of this Agreement, the Brazilian

     Underwriting Agreement and the Custody Agreement constitutes a valid and binding obligation of the Company and the Selling Stockholders enforceable against the Company and the Selling Stockholders in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (xi) The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (xii) The Brazilian Securities, the Underlying Shares underlying the International Securities delivered on such Closing Date and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the General Disclosure Package and the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the International Securities, the Underlying Shares and the Brazilian Securities;

          (xiii) No consent, approval, authorization or order of, or filing with, any Brazilian governmental agency or regulatory body or court is required for the consummation of the transactions contemplated by this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement in connection with the issuance or sale of the Underlying Shares by the Company and the Selling Stockholders and the International Securities pursuant to the Deposit Agreement and in connection with the issuance and sale of the Brazilian Securities by the Company, except (a) for the approval by the Brazilian Securities Commission of the offering of the International Securities, the Underlying Shares and the Brazilian Securities as contemplated by this Agreement and the Brazilian Underwriting Agreement and (b) for the approval by the Central Bank and the Brazilian Securities Commission of the payment of fees, commissions and reimbursement of expenses pursuant to this Agreement, which have been obtained and remain in full force and effect or will be obtained prior to each Closing Date;

          (xiv) The execution, delivery and performance of this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement and the issuance and sale of the International Securities, the Underlying Shares and the Brazilian Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any Brazilian statute, any rule, regulation or order of any Brazilian governmental agency or body or any court having jurisdiction over the Company, the Selling Stockholders or any subsidiary of the Company or of the Selling Stockholders or any of their properties, (b) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument which is identified on a schedule satisfactory to U.S. counsel to the Agents or (c) the by-laws or equivalent constitutive documents or the Company of the Brazilian corporate shareholders or any of its Brazilian subsidiaries, it being understood that such counsel may rely upon certificates of officers of the Company and of the Brazilian subsidiaries in assessing compliance with financial covenants under agreements to which the Company or any of its Brazilian subsidiaries is a party. The Company has full power and authority to issue and the Company and the Brazilian selling stockholders have full power and authority to authorize and sell the Underlying Shares and the Brazilian Securities as contemplated by this Agreement and the Brazilian Underwriting Agreement;

          (xv) Such counsel has no reason to believe that the indemnification and contribution provisions of this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement contravene Brazilian law or public policy;

          (xvi) The Registration Statement, the General Disclosure Package, each Statutory Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the preliminary and final prospectuses relating to the Brazilian Offering have been duly authorized by the Company;

          (xvii) No approvals are currently required in Brazil in order for the Company to pay dividends, interest attributable to shareholders' equity or other distributions declared by the Company to the holders of Preferred Shares, including the Depositary, and, except as disclosed in the General Disclosure Package and the Prospectus, under current laws and regulations of Brazil and any political subdivision thereof, any amounts payable with respect to the Underlying Shares upon liquidation of the Company or upon redemption thereof and dividends and other distributions declared and payable on the Underlying Shares may be paid by the Company to the Depositary in Brazilian reais that may be converted into foreign currency and freely transferred out of Brazil, as long as the investment in respect of the Underlying Shares is registered with the Central Bank. Except as set forth in the General Disclosure Package and the Prospectus, no such payments made to holders thereof or therein who are non-residents of Brazil will be subject to income, withholding or other taxes under laws and regulations of Brazil or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in Brazil or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Brazil or any political subdivision or taxing authority thereof or therein, as long as the investment in respect of the Underlying Shares is registered with the Central Bank;

          (xviii) No stamp, issue, registration, documentary or other similar taxes and duties, including interest and penalties, are payable in Brazil on or in connection with the issuance and sale of the Underlying Shares by the Company and the Selling Stockholders and the International Securities pursuant to the Deposit Agreement, the issuance and sale of the Brazilian Securities by the Company and the Selling Stockholders or the execution and delivery of this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement;

          (xix) The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of Brazil, and the Brazilian courts should recognize the choice of New York state law as the governing law of this Agreement and the Deposit Agreement;

          (xx) Any judgment obtained in a U.S. federal or state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Company or the Selling Stockholders under this Agreement or the Deposit Agreement or the transactions contemplated thereby will be enforced against the Company and the Selling Stockholders and will be recognized in Brazil without reconsideration of the merits, upon confirmation of that judgment by the Brazilian Superior Court of Justice; provided that (a) such judgment is rendered by a competent court and is obtained in compliance with the legal requirements of the jurisdiction of the court rendering such judgment; (b) proper service of process is made; (c) such judgment does not contravene Brazilian national sovereignty, good morals or public policy; (d) such judgment is final and conclusive and, therefore, not subject to appeal in the jurisdiction where rendered; (e) such judgment is authenticated by a consular official of Brazil having jurisdiction over the place of signing and submitted to the Brazilian courts with a certified translation of such judgment; and (f) the applicable procedure under the law of Brazil with respect to the enforcement of foreign judgments is complied with; to such counsel's knowledge, none of the provisions of this Agreement or the Deposit Agreement is or would be deemed against Brazilian national sovereignty, public policy or morality;

          (xxi) The submission by the Company and the Brazilian selling stockholders to the jurisdiction of the U.S. federal or state courts sitting in New York City set forth in this Agreement and the Deposit Agreement constitute valid and legally binding obligations of the Company and the Brazilian selling stockholders, and service of process effected in the manner set forth in this Agreement and the Deposit Agreement, assuming validity under the laws of the State of New York, will be effective, insofar as Brazilian law is concerned, to confer valid personal jurisdiction over the Company and the Brazilian selling stockholders;

          (xxii) This Agreement and the Deposit Agreement are in proper legal form for enforcement against the Company and the Selling Stockholders in Brazil; and it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement and the Deposit Agreement and any other document to be furnished hereunder and thereunder in Brazil that any of them be filed or recorded or enrolled with any court or other authority in Brazil or that any stamp, issue, registration, documentary or other similar taxes or duties be paid in Brazil, other than court costs, including filing fees and deposits to guarantee judgment required by Brazilian law and regulations, except that to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement and the Deposit Agreement, (a) the signatures of the parties to this Agreement and the Deposit Agreement, if not signed in Brazil, should be notarized by a notary public licensed to act as such under the laws of the place of signing and the signature of such notary public should be authenticated by a consular official of Brazil having jurisdiction over the place of signing; (b) this Agreement and the Deposit Agreement and such related documents in any foreign language should be translated into the Portuguese language by a sworn translator; and (c) and each of this Agreement and the Deposit Agreement and such related documents (together with the respective sworn translation) should be registered with the appropriate Registry of Deeds and Documents having jurisdiction over the place where the head office or residency of the Company and the Selling Stockholders, as the case may be, is located, which registration can be made at any time before judicial enforcement in Brazil. The International Underwriters, in respect of this Agreement, and the Depositary and any holder of International Securities, in respect of the Deposit Agreement, are entitled to sue as plaintiffs in the Brazilian courts for the enforcement of their respective rights against the Company and the Selling Stockholders;

          (xxiii) It is not necessary under the laws of Brazil that any holder of International Securities or the International Underwriters or the Depositary should be licensed, qualified or entitled to carry on business in Brazil (a) to enable any of them to enforce their respective rights under this Agreement or the Deposit Agreement or any other document to be delivered in connection herewith or therewith or (b) solely by reason of the execution, delivery or performance of any such document;

          (xxiv) The holders of the Securities will not be deemed resident, domiciled, carrying on business or subject to taxation in Brazil solely by the execution, delivery, performance or enforcement of this Agreement or the Deposit Agreement or by virtue of the ownership or transfer of the Securities or the receipt of payment for dividends thereon, assuming that none of such persons is a resident of brazil or has a permanently established or fixed base in Brazil;

          (xxv) Each of the Company, its Brazilian subsidiaries and the Brazilian selling stockholders and any of its properties or assets does not have any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of Brazil;

          (xxvi) Except as disclosed in the General Disclosure Package and the Prospectus, to the knowledge of such counsel, there is no legal or governmental action, suit or proceeding pending against or affecting the Company, any of its Brazilian subsidiaries, any of the Brazilian selling stockholders or any of their respective properties or assets that, if determined adversely to the Company, any such Brazilian subsidiary or any such Brazilian selling stockholder, would reasonably be expected to have a Material Adverse Effect, or could reasonably be expected materially and adversely to affect the ability of the Company, such Brazilian subsidiary or such Brazilian selling stockholder to perform its obligations under this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement and the Custody Agreement or which are otherwise material in the context of the issuance and sale of the International Securities or the Brazilian Securities; and, to such counsel's knowledge, no such actions, suits or proceedings are threatened;

          (xxvii) To the knowledge of such counsel, except as disclosed in the General Disclosure Package and the Prospectus, the Company and each of its Brazilian subsidiaries have good and marketable title to all material Brazilian real property and good and marketable title to all material Brazilian personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except as set forth in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Brazilian subsidiaries; and all material real and personal property and buildings held under lease by the Company and its Brazilian subsidiaries in Brazil are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Brazilian subsidiaries;

          (xxviii) To the knowledge of such counsel, the Company and its Brazilian subsidiaries possess adequate licenses, certificates, authorizations and permits issued by appropriate Brazilian governmental agencies or bodies necessary to the conduct of the business now operated by them, except to the extent that the failure to possess such licenses, certificates, authorizations and permits would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

          (xxix) To the knowledge of such counsel, neither the Company nor any of its Brazilian subsidiaries (a) is in violation of its by-laws or equivalent constitutive documents, (b) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (c) is in violation of any Brazilian statute, any rule, regulation or order of any Brazilian governmental agency or body or any court having jurisdiction over the Company or any Brazilian subsidiary of the Company or any of their properties, except, in the case of clause (c), for such violations which would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect;

          (xxx) Except as described in the General Disclosure Package and the Prospectus, to the knowledge of such counsel, there are no material off-balance sheet transactions, as well as transactions, contracts, licenses, agreements, leases or documents involving the Company and/or its Brazilian subsidiaries and/or their related parties;

          (xxxi) To the knowledge of such counsel, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act or with the CVM with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act or with the CVM;

          (xxxii) The statements in the General Disclosure Package and the Prospectus under the captions "Risk Factors", "Market Information", "Management's Discussion and Analysis of Financial Condition and Results of Operations - Principal Factors Affecting Our Financial Condition and Results of Operations - Taxes and Deductions", "Overview of the Industry", "Business", "Business - Antitrust Matters", "Business - Judicial and Administrative Proceedings", "Regulation of the Brazilian Civil Aviation Industry" "Management", "Principal and Selling Stockholders - Shareholders' Agreement", "Transactions with Related Parties", "Description of Our Capital Stock", "Dividends and Dividend Policy" and "Enforcement of Judgments", insofar as such statements constitute a description of the Preferred Shares and other capital stock of the Company, the by-laws of the Company or matters of Brazilian law and regulation or legal conclusions with respect thereto or the provisions of documents therein described governed by or issued pursuant to Brazilian law, have been reviewed by such counsel and constitute accurate summaries of the matters described therein in all material respects;

          (xxxiii) The statements in the General Disclosure Package and the Prospectus set forth under the caption "Taxation - Brazilian Tax Considerations," insofar as such statements purport to summarize Brazilian tax laws and regulations, constitute accurate summaries of the matters described therein in all material respects;

          (xxxiv) Neither the Company nor any of its Brazilian subsidiaries is the object of any ongoing bankruptcy, insolvency, liquidation, reorganization, recuperacao judicial or recuperacao extrajudicial or other related insolvency proceeding in any court of any jurisdiction in which their ownership, lease or operation of property or the conduct of its business are located, nor have they petitioned or sought consent for a plan of reorganization, receivership, liquidation, recuperacao judicial or recuperacao extrajudicial;

          (xxxv) Such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or in the General Disclosure Package and the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or in the General Disclosure Package and the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; and

          (xxxvi) No facts have come to such counsel's attention which caused such counsel to believe that a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel have no reason to believe that the documents specified in a schedule to such counsel's letter, consisting of those included in the General Disclosure Package, as of the Applicable Time and as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements, the General Disclosure Package and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown, it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements, the General Disclosure Package or the Prospectus.

     The opinion of such counsel may state that their opinion is limited to matters of Brazilian law.

     (e) The Representatives shall have received an opinion, dated such Closing Date, of Clifford Chance US LLP, United States counsel for each of the Company and the Selling Stockholders, to the effect that:

          (i) This Agreement has been duly executed and delivered by the Company and the Selling Stockholders and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes a valid and binding obligation of the Company and the Selling Stockholders enforceable against the Company and the Selling Stockholders in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (ii) The Deposit Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, the Deposit Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (iii) Upon due issuance by the Depositary of the ADRs representing the International Securities against the deposit of the Underlying Shares in respect thereof in accordance with the provisions of the Deposit Agreement, and upon payment by the International Underwriters for the International Securities evidenced thereby in accordance with the provisions of this Agreement, the persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement;

          (iv) No consent, approval, authorization or order of, or filing with, any U.S. federal or New York state governmental agency or regulatory body or court is required for the consummation of the transactions contemplated by this Agreement and the Deposit Agreement in connection with the issuance and sale of the Underlying Shares by the Company and the Selling Stockholders and the International Securities pursuant to the Deposit Agreement, except such as have been obtained and made under the Act and such as may be required under state securities laws;

          (v) The execution, delivery and performance of this Agreement and the Deposit Agreement and the issuance and sale of the International Securities and the Underlying Shares will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any U.S. federal or New York state law or any rule or regulation thereunder, (B) any order of any U.S. federal or New York state governmental agency or body or any U.S. Federal or New York State court having jurisdiction over the Company, the Selling Stockholders or any subsidiary of the Company or of the Selling Stockholders or any of their properties or (C) any agreement or instrument identified on a schedule to the opinion satisfactory to U.S. counsel to the International Underwriters;

          (vi) The Company is not and, after giving effect to the offering and sale of the International Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will not be an "investment company" as defined in the Investment Company Act;

          (vii) Except as disclosed in the General Disclosure Package and the Prospectus, to the knowledge of such counsel, there is no legal or governmental action, suit or proceeding pending against or affecting Brazilian Equity Investments III LLC, Brazilian Equity LLC, Latin America Capital Partners PIV LLC and Latin America Capital Partners II LLC ("U.S. SELLING STOCKHOLDERS") or any of their respective properties or assets that, if determined adversely to any such U.S. selling stockholder, would reasonably be expected to have a Material Adverse Effect, or could reasonably be expected materially and adversely to affect the ability of such U.S. selling stockholder to perform its obligations under this Agreement, the Brazilian Underwriting Agreement or which are otherwise material in the context of the issuance and sale of the International Securities or the Brazilian Securities; and, to such counsel's knowledge, no such actions, suits or proceedings are threatened;

          (viii) Under the laws of the State of New York relating to submission to jurisdiction, each of the Company and the Selling Stockholders have, pursuant to this Agreement and, when applicable, the Deposit Agreement, validly and irrevocably submitted to the non-exclusive jurisdiction of any New York state or U.S. federal court located in the Borough of Manhattan, The City of New York, New York, in connection with any proceeding arising out of or related to this Agreement or, when applicable, the Deposit Agreement, and the Company and each of [Noemy Almeida Oliveira Amaro, Maria Claudia Oliveira Amaro Demenato, Mauricio Rolim Amaro, Marcos Adolfo Tadeu Senamo Amaro, Joao Francisco Amaro,] Aerosystem S.A. Empreendimentos e Participacoes and Brasil Private Equity Fundo de Investimento em Participacoes] have validly appointed CT Corporation System as their authorized agent for the purposes described in this Agreement and, when applicable, the Deposit Agreement. Service of process effected in the manner set forth in this Agreement and the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company and, when applicable, the above mentioned Selling Stockholders in any such action;

          (ix) The choice of law of the State of New York under this Agreement and the Deposit Agreement is a valid choice by the Selling Stockholders that are incorporated or established under the laws of Delaware;

          (x) The statements made in the General Disclosure Package and the Prospectus under the caption "Description of American Depositary Shares," insofar as such statements purport to summarize certain provisions of the Deposit Agreement (including the terms of the International Securities), fairly summarize such provisions in all material respects;

          (xi) The information contained in the General Disclosure Package and the Prospectus under the caption "Taxation--United States" to the extent it constitutes matters of U.S. federal income tax law or legal conclusions and subject to the limitations and assumptions contained therein, is accurate in all material respects;

          (xii) The descriptions in the General Disclosure Package and the Prospectus of this Agreement and the Deposit Agreement fairly summarize the matters described therein in all material respects;

          (xiii) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

          (xiv) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion; the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion; the F-6 Registration Statement was declared effective under the Act as of the date and time specified in such opinion; the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be); and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or the F-6 Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement, the F-6 Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel have no reason to believe that the documents specified in a schedule to such counsel's letter, consisting of those included in the General Disclosure Package, as of the Applicable Time and as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements, the General Disclosure Package and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

     The opinion of such counsel may state that their opinion is limited to matters of U.S. federal and New York state law and may be subject to such other reservations and to such assumptions as are customary.

     (f) The Representatives shall have received an opinion, dated such Closing Date, of Willkie Farr & Gallagher LLP, special counsel for each of the U.S. selling stockholders, to the effect that:

          (i) Each of the U.S. selling stockholders has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full limited liability company power and authority necessary to own or hold its properties and to conduct the business in which it is engaged;

          (ii) Each U.S. selling shareholder has limited liability company power and authority to execute and deliver the this Agreement and to perform its obligations thereunder and, under the laws of the State of Delaware, each U.S. selling shareholder has the limited liability company power and authority to execute and deliver the Brazilian Underwriting Agreement [and the Custody Agreement];

          (iii) This Agreement has been duly authorized, executed and delivered by the U.S. selling shareholders and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes a valid and binding obligation of the U.S. selling shareholders enforceable against the U.S. selling shareholders in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (iv) To the knowledge of such counsel, none of the U.S. selling shareholders is the object of any ongoing bankruptcy, insolvency, liquidation, reorganization, or other related insolvency proceeding in any court of competent jurisdiction, nor has it petitioned or sought consent for a plan or reorganization, receivership or liquidation;

          (v) Except as disclosed in the General Disclosure Package and the Prospectus, to the knowledge of such counsel, there is no legal or governmental action, suit or proceeding pending against or affecting any of the U.S. selling stockholders or any of their respective properties or assets that, if determined adversely to any such U.S. selling stockholder, would reasonably be expected to have a Material Adverse Effect, or could reasonably be expected materially and adversely to affect the ability of such U.S. selling stockholder to perform its obligations under this Agreement, the Brazilian Underwriting Agreement [and the Custody Agreement] or which are otherwise material in the context of the issuance and sale of the International Securities or the Brazilian Securities; and, to such counsel's knowledge, no such actions, suits or proceedings are threatened;

          (vi) Under the laws of the State of New York and the Limited Liability Company Act of the State of Delaware, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the execution and delivery of this Agreement and the Deposit Agreement by each of the U.S. selling shareholders and the performance of its obligations thereunder, in connection with the sale of the Underlying Shares by the U.S. selling stockholders and the International Securities pursuant to the Deposit Agreement, except such as have been obtained and made under the Act and such as may be required under state securities laws;

          (vii) Each U.S. selling shareholder is subject to Delaware law and to suit in respect of its obligations under this Agreement, and none of the U.S. selling shareholders is, nor is any of its properties, assets or revenues, subject to any right of immunity under Delaware law from: (a) any legal action, suit or proceeding, (b) the giving of any relief in any such legal action, suit or proceeding, (c) set-off or counterclaim, (d) the jurisdiction of any Delaware court, (e) service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or (f) execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, in each case with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and

          (viii) Each U.S. selling shareholder has the power to submit, and pursuant to this Agreement has legally and validly submitted, to the non-exclusive personal jurisdiction of any state court in the State of New York, County of New York in connection with any suit or proceeding based on or arising under this Agreement.

     (g) The International Underwriters shall have received on each Closing Date an opinion and negative assurance letter of Pinheiro Neto Advogados, Brazilian counsel for the International Underwriters, dated such Closing Date, in form and substance satisfactory to the Representatives.

     (h) The International Underwriters shall have received on each Closing Date an opinion and negative assurance letter of Cleary Gottlieb Steen & Hamilton LLP, counsel for the International Underwriters, dated such Closing Date, in form and substance satisfactory to the Representatives.

     The opinions of counsel described in Sections 7(d), 7(e) and 7(f) above shall be rendered to the International Underwriters at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

     (i) The International Underwriters shall have received on each Closing Date an opinion of Ziegler, Ziegler & Associates LLP, counsel for the Depositary, dated such Closing Date, in form and substance satisfactory to the Representatives, to the effect set forth in Schedule E hereto.

     (j) The International Underwriters shall have received, on each of the date hereof and each Closing Date, a letter dated the date hereof or such Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from PriceWaterhouseCoopers Auditores Independentes, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

     (k) The "lock-up" agreements, each substantially in the form of Schedule D hereto, between the Representatives and each of the Company, the officers and directors of the Company, the Selling Stockholders, TAM - Empreendimentos e Participacoes S.A. and Agropecuaria Nova Fronteira Ltda. relating to sales and certain other dispositions of Securities or certain other securities, delivered to the Representatives on or before the printing of the preliminary prospectus (red herring), shall be in full force and effect on each Closing Date.

     (l) The Preferred Shares shall be listed and trading on the Nivel 2 segment of the BOVESPA, and the Company shall not have not received any notice of any proceedings relating to the delisting of the Preferred Shares from the BOVESPA. The ADSs shall have been approved for listing on the NYSE, subject only to official notice of issuance.

     (m) The Brazilian Registration Statement, which has been filed by the Company with the CVM with respect to the Brazilian Offering pursuant to Instrucao CVM No. 400 of 29/12/2003 ("BRAZILIAN SECURITIES LAW"), as well as the Brazilian Prospectus, have been prepared in accordance with the Brazilian Securities Law and the regulations and rules promulgated thereunder, shall be in full force and effect and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (n) The Brazilian Underwriting Agreement shall be in full force and effect.

The several obligations of the International Underwriters to purchase Optional International Securities hereunder are subject to the delivery to you on the applicable Optional Closing Date of such documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Optional International Securities to be sold on such Optional Closing Date and other matters related to the issuance of such Optional International Securities.

     8. Indemnification and Contribution.

     (a) The Company will indemnify and hold harmless each of the International Underwriters, Agents, their partners, members, directors, officers and their affiliates and each person, if any, who controls such International Underwriter or Agent within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such International Underwriter or Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, or each amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each International Underwriter or Agent for any legal or other expenses reasonably incurred by such International Underwriter or Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any International Underwriter or Agent through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any International Underwriter or Agent consists of the information described as such in subsection (c) below.

     (b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each of the International Underwriters, Agents, their partners, members, directors, officers and their affiliates and each person, if any, who controls such International Underwriter or Agent within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such International Underwriter or Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished to the Company by or on behalf of such Selling Stockholder expressly for use in such Registration Statement, Statutory Prospectus, General Disclosure Package, Prospectus, Issuer Free Writing Prospectus, or amendment or supplement thereto, or any related preliminary prospectus, and will reimburse each International Underwriter or Agent for any legal or other expenses reasonably incurred by such International Underwriter or Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Selling Stockholder shall be liable under this Section 8(b) to make any indemnification in excess of the amount received by it from the proceeds of the sale of the Securities (after deducting commissions but prior to deducting expenses).

     (c) Each of the International Underwriters or Agents will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, each Statutory Prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such International Underwriter or Agent through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any International Underwriter or Agent consists of (i) the following information in the Prospectus furnished on behalf of each International Underwriter: the concession and reallowance figures appearing in the paragraph under the caption "Underwriting" and (ii) the following information in the Prospectus furnished on behalf of [insert name of Underwriter]: [insert description of information, such as material relationship disclosure under the caption "Underwriting"].(1)

     (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under

----------
(1)  To be completed.

subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

     (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the International Underwriters and Agents on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the International Underwriters and Agents on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the International Underwriters and Agents on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and Selling Stockholders bear to the total underwriting discounts and commissions received by the International Underwriters and Agents. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders, the International Underwriters or the Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no International Underwriter or Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten or placed by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Underwriter or Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters' and Agents' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any International Underwriter or Agent within the meaning of the Act; and the obligations of the International Underwriters and Agents under this Section shall be in addition to any liability which the respective International Underwriters or Agents may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     9. Default of International Underwriters. If any International Underwriter or International Underwriters default in their obligations to purchase Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of Securities that such defaulting International Underwriter or International Underwriters agreed but failed to purchase does not exceed 10% of the total number of Securities that the International Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Sellers for the purchase of such Securities by other persons, including any of the International Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting International Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting International Underwriters agreed but failed to purchase on such Closing Date. If any International Underwriter or International Underwriters so default and the aggregate number of Securities with respect to which such default or defaults occur exceeds 10% of the total number of Securities that the International Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Sellers for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting International Underwriter or the Sellers, except as provided in
Section 10, (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "International Underwriter" includes any person substituted for an International Underwriter under this Section. Nothing herein will relieve a defaulting International Underwriter from liability for its default.

     10. Expenses. Regardless of whether the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Sellers agree to pay or cause to be paid all expenses incident to the performance of the Sellers' obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Sellers' counsels and the Company's accountants in connection with the registration and delivery of the Securities under the Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the ADS Registration Statement, any preliminary prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectuses and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivery of copies thereof to the International Underwriters, Agents and dealers, in the manner specified by them, (ii) all costs and expenses related to the transfer and delivery of the International Securities to the International Underwriters,
(iii) all expenses and taxes incident to (A) the deposit by the Sellers of the International Securities with the Custodian and the issuance and delivery of the ADRs evidencing the ADSs in exchange therefor by the Depositary to the Sellers,
(B) the sale and delivery of the ADSs by the Sellers to or for the account of the International Underwriters, (C) the sale and delivery outside Brazil of the ADSs by the International Underwriters to each other and the initial purchasers thereof in the manner contemplated herein and (D) the placement of the Brazilian Securities by the Agents, including, in any such case, any Brazilian income, capital gains, withholding transfer or other tax (but excluding any brokerage fee and any Brazilian income tax on capital gains from the sale of the Securities and on the income of any International Underwriter whose net income is subject to tax by Brazil) asserted against an International Underwriter by reason of the purchase and sale of any Securities pursuant to this Agreement or the Intersyndicate Agreement, including without limitation any taxes referred to in Section 2(a)(xxix) above, (iv) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under securities laws of various jurisdictions as provided in Section 5(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the International Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (v) all filing fees incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc. (the "NASD"), (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Preferred Shares and all costs and expenses incident to listing the Securities on the NYSE and other national securities exchanges and other foreign stock exchanges and the registration of the Securities with the CVM, (vii) the cost of printing certificates representing the Securities, (viii) the costs and charges of any transfer agent, registrar or depositary, including the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the International Underwriters in connection with the initial purchase of the Securities), (ix) the costs and expenses of the Sellers relating to travel and lodging expenses of the representatives and officers of the Sellers and one-half of the cost of any aircraft chartered in connection with the road show,
(x) the document production charges and expenses associated with preparing this Agreement, the Intersyndicate Agreement, the Deposit Agreement and any other documents in connection with the offering, purchase and sale of the Securities and (xi) all other costs and expenses incident to the performance of the obligations of the Sellers hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Sections 8 and 9 above, the International Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

     11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Sellers or their officers and of the several International Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any International Underwriter, any Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Securities by the International Underwriters is not consummated, the Sellers shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 10 and the respective obligations of the Sellers and the International Underwriters pursuant to Section 8 shall remain in effect, and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the International Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (II), (III), (IV), (V), (VI) or (VII) of Section 7(b)(iii), the Sellers will jointly and severally, reimburse the International Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

     12. Notices. All communications hereunder will be in writing and (a) if sent to the International Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Transactions Advisory Group (telephone: +1-212-702-4103; facsimile: +1-212-702-4110), and Pactual
Capital Corporation, 527 Madison Av., 11th Floor, New York, NY 10022, Attention:
Christina S. Alves de Castro (telephone: +1-212-702-4103; facsimile:
+1-212-702-4110), (b) if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at at Avenida Jurandir, 856, lote 4, hangar 7, Sao Paulo, SP, Attention: Mr. Libano Miranda Barroso (telephone:
+55-11-5582-8817; facsimile: +55-11-5582-8243), or, (c) if sent to the Selling
Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to the addresses set forth opposite such Selling Stockholders' names on Schedule B; provided, however, that any notice to an International Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such International Underwriter.

     13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

     14. Representation. The Representatives will act for the several International Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives will be binding upon all the International Underwriters.

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     16. Absence of Fiduciary Relationship. The Sellers acknowledge and agree that:

     (a) The International Underwriters have been retained solely to act as underwriters in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Sellers, on the one hand, and the International Underwriters, on the other, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the International Underwriters have advised or are advising the Sellers on other matters;

     (b) the price of the Securities set forth in this Agreement was established by the Sellers following discussions and arms-length negotiations with the International Underwriters and the Sellers are capable of evaluating and understanding and understand and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

     (c) They have been advised that the International Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Sellers and that the International Underwriters have no obligation to disclose such interests and transactions to the Sellers by virtue of any fiduciary, advisory or agency relationship; and

     (d) They waive, to the fullest extent permitted by law, any claims they may have against the International Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the International Underwriters shall have no liability (whether direct or indirect) to the Sellers in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of any of the Sellers, including stockholders, employees or creditors of the Company.

     17. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Sellers hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and [Noemy Almeida Oliveira Amaro, Maria Claudia Oliveira Amaro Demenato, Mauricio Rolim Amaro, Marcos Adolfo Tadeu Senamo Amaro, Joao Francisco Amaro,] Aerosystem S.A. Empreendimentos e Participacoes and Brasil Private Equity Fundo de Investimento em Participacoes irrevocably appoints National Corporate Research Ltd. as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agree that service of process upon such agent, and written notice of said service to such Sellers by the person serving the same to the address provided in Section 12, shall be deemed in every respect effective service of process upon the Sellers, as the case may be, in any such suit or proceeding. Each of the Company and [Noemy Almeida Oliveira Amaro, Maria Claudia Oliveira Amaro Demenato, Mauricio Rolim Amaro, Marcos Adolfo Tadeu Senamo Amaro, Joao Francisco Amaro,] Aerosystem S.A. Empreendimentos e Participacoes and Brasil Private Equity Fundo de Investimento em Participacoes further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

     The obligation of the Sellers in respect of any sum due to any International Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such International Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such International Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such International Underwriter hereunder, the Sellers agree, as a separate obligation and notwithstanding any such judgment, to indemnify such International Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such International Underwriter hereunder, such International Underwriter agrees to pay to the Sellers an amount equal to the excess of the dollars so purchased over the sum originally due to such International Underwriter hereunder.

     If the foregoing is in accordance with the Company's and Selling Stockholders' understanding of our agreement, kindly sign and return to the Representatives one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several International Underwriters in accordance with its terms.

                                Very truly yours,

CREDIT SUISSE SECURITIES (USA) LLC      PACTUAL CAPITAL CORPORATION


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.


TAM S.A.                                AEROSYSTEM S.A.
                                        EMPREENDIMENTOS E PARTICIPACOES


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


BRAZILIAN EQUITY INVESTMENTS III, LLC   BRASIL PRIVATE EQUITY FUNDO DE
                                        INVESTIMENTO EM PARTICIPACOES


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


LATIN AMERICA CAPITAL PARTNERS II, LLC  BRAZILIAN EQUITY LLC


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

NOEMY ALMEIDA OLIVEIRA AMARO            LATIN AMERICA CAPITAL PARTNERS PIV, LLC


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


MAURICIO ROLIM AMARO                    MARIA CLAUDIA OLIVEIRA AMARO DEMENATO


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


JOAO FRANCISCO AMARO                    MARCOS ADOLFO TADEU SENAMO AMARO


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

Witnessed by:


-------------------------------------   ----------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
ID:                                     ID:
    ---------------------------------       ------------------------------------

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )

On this __ day of _____________, 2005, before me, a notary public within and for said county, personally appeared ______________________________________, to me personally known, who being duly sworn, did say that he/she is a ____________________________________________ of Credit Suisse Securities (USA)
LLC, the person described in and who executed the foregoing instrument, and acknowledge said instrument to be the free act and deed of said corporation.

                                        Notary Public

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF NEW YORK   )

On this __ day of _____________, 2005, before me, a notary public within and for said county, personally appeared ________________________________________, to me personally known, who being duly sworn, did say that he/she is a _______________________________________________ of Pactual Capital Corporation,
the person described in and who executed the foregoing instrument, and acknowledge said instrument to be the free act and deed of said corporation.

                                        Notary Public

                                   SCHEDULE A

                                                    NUMBER OF FIRM INTERNATIONAL
INTERNATIONAL UNDERWRITERS                           SECURITIES TO BE PURCHASED
--------------------------                          ----------------------------
Credit Suisse Securities (USA) LLC
Pactual Capital Corporation
Merrill Lynch Incorporated, Pierce, Fenner & Smith

Total

                                                          NUMBER OF BRAZILIAN
AGENTS                                                SECURITIES TO BE PURCHASED
------                                                --------------------------
[Name]
[Name]
[Name]

                                   SCHEDULE B

                                                  ADDRESS FOR   NUMBER OF FIRM INTERNATIONAL
SELLING STOCKHOLDER                                  NOTICE        SECURITIES TO BE SOLD
-------------------                               -----------   ----------------------------
Aerosystem S.A. Empreendimentos e Participacoes

Brasil Private Equity Fundo de Investimento em Participacoes

Brazilian Equity Investments III LLC

Brazilian Equity LLC

Latin America Capital Partners II LLC

Latin America Capital Partners PIV LLC

Noemy Almeida Oliveira Amaro

Maria Claudia Oliveira Amaro Demenato

Mauricio Rolim Amaro

Marcos Adolfo Tadeu Senamo Amaro

Joao Francisco Amaro

TOTAL

                                   SCHEDULE C

                   GENERAL USE ISSUER FREE WRITING PROSPECTUS

                                   SCHEDULE D

                                    TAM S.A.

                           FORM OF LOCK - UP AGREEMENT

                                                           _______________, 2005

[TAM S.A.]
[TAM EMPREENDIMENTOS E PARTICIPACOES S.A.]
[AEROSYSTEM S.A. EMPREENDIMENTOS E PARTICIPACOES]
[AGROPECUARIA NOVA FRONTEIRA LTDA.]
[BRASIL PRIVATE EQUITY FUNDO DE INVESTIMENTO EM PARTICIPACOES]
[BRAZILIAN EQUITY INVESTMENTS III LLC]
[BRAZILIAN EQUITY LLC]
[LATIN AMERICA CAPITAL PARTNERS II LLC]
[LATIN AMERICA CAPITAL PARTNERS PIV LLC]
[NOEMY ALMEIDA OLIVEIRA AMARO]
[MARIA CLAUDIA OLIVEIRA AMARO DEMENATO]
[MAURICIO ROLIM AMARO]
[MARCOS ADOLFO TADEU SENAMO AMARO]
[JOAO FRANCISCO AMARO]
[NAME OF DIRECTOR OR OFFICER OF THE COMPANY]
[Address]
Sao Paulo, SP
Brazil

Ladies and Gentlemen:

          TAM S.A., a sociedade por acoes incorporated under the laws of the Federative Republic of Brazil ("COMPANY"), its stockholders [Noemy Almeida Oliveira Amaro, Maria Claudia Oliveira Amaro Demenato, Mauricio Rolim Amaro, Marcos Adolfo Tadeu Senamo Amaro, Joao Francisco Amaro, ]Aerosystem S.A. Empreendimentos e Participacoes, Brasil Private Equity Fundo de Investimento em Participacoes, Brazilian Equity Investments III LLC, Brazilian Equity LLC, Latin America Capital Partners II LLC and Latin America Capital Partners PIV LLC (collectively, "SELLING STOCKHOLDERS") propose to enter into an Underwriting and Agency Agreement ("UNDERWRITING AGREEMENT") with Credit Suisse Securities (USA) LLC and Pactual Capital Corporation, as representatives (collectively, "REPRESENTATIVES") of the several international underwriters named in Schedule A to the Underwriting Agreement (collectively, "INTERNATIONAL UNDERWRITERS"), providing for a public offering of up to [-] preferred shares (acoes preferenciais) of the Company ("UNDERLYING SHARES"), all of which may be deposited pursuant to a custody agreement to be entered into among the Company, the Selling Stockholders, [-], as depositary, and, [-], as custodian, and delivered in the form of American Depositary Shares ("ADSS") at the International Underwriters' election.

          The Company and the Selling Stockholders also propose to enter into a Contrato de Coordenacao e Colocacao de Acoes Preferenciais de Emissao da TAM S.A. ("BRAZILIAN UNDERWRITING AGREEMENT") with [Names of Brazilian Underwriters] (collectively, "BRAZILIAN UNDERWRITERS") and Companhia Brasileira de Liquidacao e Custodia, providing for a public distribution in Brazil of up to [_____] preferred shares (acoes preferenciais) ("BRAZILIAN SHARES") to be sold by the Company and the Selling Stockholders.

          Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

          To induce the International Underwriters and the Agents to continue their efforts in connection with the offering, [name of Undersigned], [a stockholder of the Company / title in case of Director or Officer of the Company] (hereinafter "UNDERSIGNED"), hereby agrees pursuant to this Lock-Up Agreement ("AGREEMENT") that, without the prior written consent of the Representatives on behalf of the International Underwriters and the Agents, it will not, during the period beginning on the date hereof and continuing to and including the date 180 days after the date of execution of the Underwriting Agreement ("LOCK-UP PERIOD"), (i) issue, offer, sell, contract to sell, pledge, loan, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or grant any rights (such action, a "TRANSFER") or file or cause to be filed a registration statement pursuant to the Securities Act or Brazilian laws, in all cases with respect to any shares of the Company ("STOCK") newly issued or held by the Undersigned on the date hereof, or any options or warrants newly issued or held by the Undersigned on the date hereof to purchase any shares of Stock, or any securities newly issued or held by the Undersigned on the date hereof convertible into or exchangeable for, or that represent the right to receive or subscribe for, shares of Stock, issued or owned directly by the Undersigned or with respect to which the Undersigned has beneficial ownership under any applicable laws or regulations under the laws of the Federative Republic of Brazil (collectively "UNDERSIGNED'S SECURITIES"), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Stock or any securities convertible into or exercisable or exchangeable for Stock, or warrants or other rights to purchase Stock, whether any such transaction is to be settled by delivery of Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii) above.

          If (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The Company will provide the Representatives with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

          The foregoing restrictions are expressly agreed to preclude the Undersigned from engaging in any hedging or other transaction that is designed to or that reasonably could be expected to lead to or result in an issuance of new Stock or sale or disposition of the Undersigned's Securities even if the Undersigned's Securities would be disposed of by someone other than the Undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned's Securities or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned's Securities.

          Any transfer by the Undersigned of Undersigned's Securities that fails to comply with the restrictions described herein shall be null and void. The Company hereby commits to have the registration agent for its Stock record the restrictions described herein in the appropriate share registry of the Company.

          Notwithstanding the foregoing, the following transfers shall be permitted (collectively, "PERMITTED TRANSFERS"): (1) a transfer by the Undersigned to any of its affiliates or stockholders; (2) a transfer among the affiliates or stockholders of the Undersigned; (3) a transfer by the Undersigned of one of the Undersigned's Securities to an individual solely for the purpose of making him/her eligible to become a director of the Company; (4) if the Undersigned is a director of the Company and is being removed or is leaving office, a transfer by the Undersigned of one of the Undersigned's Securities to the Company's stockholder which appointed the Undersigned as Company's director;
(5) if the Undersigned is the Company, the issue, by the Company, of Stock in connection with stock option plans to its employees and other persons which contribute with the Company's business; (6) a loan, by the Undersigned, through Companhia Brasileira de Liquidacao e Custodia, of a certain number of Undersigned's Securities as determined by the Brazilian Underwriters, in order to provide liquidity to the market in connection with the settlement of transactions with Stock carried out on [date]; and (7) a loan, by the

Undersigned to the International Underwriters or Brazilian Underwriters (as the case may be) or to any entity indicated by the Representatives, of a certain number of Undersigned's Securities as determined by the International Underwriters, Brazilian Underwriters or Representatives, as the case may be, in order to allow for the stabilization of the Stock as provided in the Brazilian Underwriting Agreement or the Prospectus. Upon the occurrence of a Permitted Transfer, the relevant transferor shall (1) immediately inform, in writing, the Representatives of the occurrence of such Permitted Transfer and (2) cause the relevant transferee to agree to formally adhere in writing to this Agreement. The Company shall cause the registration agent for its Stock (i) to make the necessary adjustments in its records upon the occurrence of a Permitted Transfer, so that the restrictions described herein continue in full force and effect; and (ii) to refrain from recording any transfer that is not a Permitted Transfer.

          Except as otherwise disclosed in the Registration Statement or Prospectus, the Undersigned now has, and for the duration of this Agreement will have, good and marketable title to the Undersigned's Securities, free and clear of all liens, encumbrances and claims whatsoever. The Undersigned also agrees and consents to the entry of stop transfer instructions with the Company's registrar against the transfer of the Undersigned's Securities except in compliance with the foregoing restrictions.

          The Undersigned further understands that this Agreement is irrevocable and shall be binding upon the Undersigned's heirs, legal representatives, successors and assigns. If for any reason the Underwriting Agreement or the Brazilian Underwriting Agreement shall terminate prior to their stated maturity, this Agreement shall likewise terminate.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                        Very truly yours,

CREDIT SUISSE SECURITIES (USA) LLC      PACTUAL CAPITAL CORPORATION


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


Agreed, confirmed and accepted
as of the date first above written.

[NAME OF UNDERSIGNED]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE E

                           FORM OF OPINION OF [_____]


                                       47